                                                        PROVIDENT BANCORP, INC.
                                                        Pro Forma Balance Sheet
                                                           December 31, 2003

                                                  PBI           ENB         Purchase     Combined Pro    Conversion          PBI
                                             Consolidated   Consolidated   Adjustments       Forma      Adjustments       Pro Forma
                                                                                 (In thousands)

Assets
   Cash & due from banks                     $    39,754     $ 18,970      $ (45,575)   $    13,149    $  (7,548) (1)   $     5,601
   Federal funds sold                             15,000            -              -         15,000                          15,000
   Interest bearing deposits                         577           35              -            612            -                612
   Securities available for sale                 416,798      109,697              -        526,495            -            526,495
   Securities held to maturity                    68,003        6,025              -         74,028            -             74,028
   Loans held for sale                               727            -              -            727            -                727
   Loans, net                                    704,663      217,118          3,020        924,801            -  (2)       924,801
   Premises & equipment net                       11,465        6,258         (1,202)        16,521            -  (3)        16,521
   Accrued interest receivable                     5,206        1,809              -          7,015            -              7,015
   FHLB stock                                      5,665          473              -          6,138            -              6,138
   Goodwill                                       13,540            -         50,167         63,707            -  (4)        63,707
   Bank owned life insurance                      12,641            -              -         12,641            -             12,641
   Other identifiable intangibles                    979            -          6,624          7,603            -  (5)         7,603
   Other assets                                   10,940          826              -         11,766        2,000  (6)        13,766
                                             -----------     --------      ---------    -----------    ---------        -----------
      Total Assets                           $ 1,305,958     $361,211      $  13,034    $ 1,680,203    $  (5,548)       $ 1,674,655
                                             ===========     ========      =========    ===========    =========        ===========
Liabilities & Equity
   Deposits                                  $   870,169     $325,398      $     509    $ 1,196,076    $ (21,139) (2)   $ 1,174,937
   Stock subscriptions                           174,660            -              -        174,660     (174,660) (8)             -
   Escrow deposits                                 9,610           12              -          9,622            -              9,622
   Borrowings                                    113,653        5,000              -        118,653            -            118,653
   Accrued expenses & other liabilities           18,336        2,698            931         21,965            -  (7)        21,965
                                             -----------     --------      ---------    -----------    ---------        -----------
      Total Liabilities                        1,186,428      333,108          1,440      1,520,976     (195,799)         1,325,177
                                             ===========     ========      =========    ===========    =========        ===========
Stockholders equity
   Preferred stock                                     -            -              -              -            -                  -
   Common stock                                      828          400           (360)           868         (472)               396
   Additional paid-in capital                     38,290          945         38,712         77,947      195,949  (9)       273,896
   Retained earnings                              87,985       31,248        (31,248)        87,985       (3,000) (9)        84,985
   Unallocated ESOP stock                         (1,503)           -              -         (1,503)      (9,987) (9)       (11,490)
   Unallocated RRP stock                            (379)           -              -           (379)           -               (379)
   Treasury stock                                 (7,761)      (3,657)         3,657         (7,761)       7,761                  -
Accumulated other comprehensive income             2,070         (833)           833          2,070            -              2,070
                                             -----------     --------      ---------    -----------    ---------        -----------
      Total Equity                               119,530       28,103         11,594        159,227      190,251            349,478
                                             ===========     ========      =========    ===========    =========        ===========
Total liabilities and Stockholders' equity   $ 1,305,958     $361,211      $  13,034    $ 1,680,203    $  (5,548)       $ 1,674,655
                                             ===========     ========      =========    ===========    =========        ===========


                                                        PROVIDENT BANCORP, INC.
                                                    Pro Forma Income Statement
                                             For the Quarter Ended December 31, 2003

                                             PBI 12/31      ENB 12/31       Purchase      Combined    Conversion  Note    Combined
                                           Consolidated   Consolidated    Adjustments    Pro Forma   Adjustments   #     Pro Forma
                                                                 (In thousands, except per share data)

Interest Income
   Loans                                     $    10,530     $  3,649      $    (413)   $    13,766    $       -  (1)   $    13,766
   Securities                                      3,765        1,415                         5,180            -              5,180
   Other earning assets                               23            8           (101)           (70)         214  (2)           245
                                             -----------     --------      ---------    -----------    ---------        -----------
      Total Interest Income                       14,318        5,072           (514)        18,876          214             19,089
                                             -----------     --------      ---------    -----------    ---------        -----------
Interest Expense
   Interest on deposits                            1,557          970           (185)         2,342            -  (3)         2,342
   Interest of borrowings                          1,210            1              -          1,211            -              1,211
                                             -----------     --------      ---------    -----------    ---------        -----------
      Total Interest Expense                       2,767          971           (185)         3,553            -              3,553
                                             -----------     --------      ---------    -----------    ---------        -----------
Net Interest Income                               11,551        4,101           (329)        15,323          214             15,536

Provision for Loan Loss                              150          273              -            423            -                423
                                             -----------     --------      ---------    -----------    ---------        -----------
Net Interest Income After Provision               11,401        3,828           (329)        14,900          214             15,113

Non-Interest Income
  Banking fees and service charges                 1,384          559              -          1,943            -              1,943
  Gain on sales of securities available for
    sale                                             930            -              -            930            -                930
  Gain on sales of loans                              86            -              -             86            -                 86
  Other                                              403           30              -            433            -                433
                                             -----------     --------      ---------    -----------    ---------        -----------
      Total Non-Interest Income                    2,803          589              -          3,392            -              3,392
                                             -----------     --------      ---------    -----------    ---------        -----------

Non-Interest Expenses
   Salaries and employee benefits                  4,919        2,431              -          7,350           56  (4)         7,406
   Occupancy and equipment                         1,327          397              -          1,724            -              1,724
   Data and check processing                         744           28              -            772            -                772
   Advertising and promotion                         468           70              -            538            -                538
   Professional fees                                 417          107              -            524            -                524
   Amortization of core deposit intangible            84            -            625            709            -  (5)           709
   Other                                           1,611          675              -          2,286            -              2,286
                                             -----------     --------      ---------    -----------    ---------        -----------
      Total Non-Interest Expense                   9,570        3,708            625         13,903           56             13,959
                                             -----------     --------      ---------    -----------    ---------        -----------
Net Income Before Taxes                            4,634          709           (954)         4,389          157              4,546
Provision for Income Tax                           1,589          297           (382)         1,504           63              1,567
                                             -----------     --------      ---------    -----------    ---------        -----------
     Net Income                              $     3,045     $    412      $    (572)   $     2,885    $      94        $     2,979
                                             ===========     ========      =========    ===========    =========        ===========
Earnings per share:
     Basic                                   $      0.08     $   0.01                   $      0.08                     $      0.08
     Diluted                                 $      0.08     $   0.01                   $      0.08                     $      0.08


                                                     PROVIDENT BANCORP, INC.
                                                    Pro Forma Income Statement
                                   For the Year Ended September 30, 2003 and December 31, 2003

                                              PBI 9/30      ENB 12/31       Purchase     Combined    Conversion   Note    Combined
                                            Consolidated   Consolidated   Adjustments    Pro Forma   Adjustments   #      Results
                                                                 (In thousands, except per share data)

Interest Income
   Loans                                     $    43,815     $ 14,395      $  (1,326)   $    56,884            -  (1)   $    56,884
   Securities                                     13,586        5,562                        19,148            -             19,148
   Other earning assets                              389           64           (406)            47          854  (2)           901
                                             -----------     --------      ---------    -----------    ---------        -----------
      Total Interest Income                       57,790       20,021         (1,732)        76,079          854             76,933

Interest Expense
   Interest on deposits                            7,775        3,887           (468)        11,194            -  (3)        11,194
   Interest of borrowings                          4,285            2              -          4,287            -              4,287
                                             -----------     --------      ---------    -----------    ---------        -----------
      Total Interest Expense                      12,060        3,889           (468)        15,481            -             15,481
                                             -----------     --------      ---------    -----------    ---------        -----------
Net Interest Income                               45,730       16,132         (1,264)        60,598          854             61,452

Provision for Loan Loss                              900          620              -          1,520            -              1,520
                                             -----------     --------      ---------    -----------    ---------        -----------
Net Interest Income After Provision               44,830       15,512         (1,264)        59,078          854             59,932

Non-Interest Income
   Banking fees and services charges               4,987        2,274              -          7,261            -              7,261
   Gain on sales of securities
      available for sale                           2,006           22              -          2,028            -              2,028
   Gain on sales of loans                          1,096            -              -          1,096            -              1,096
   Other                                           1,466          138              -          1,604            -              1,604
                                             -----------     --------      ---------    -----------    ---------        -----------
     Total Non-Interest Income                     9,555        2,434              -         11,989            -             11,989
                                             -----------     --------      ---------    -----------    ---------        -----------
Non-Interest Expenses
   Salaries and employee benefits                 20,703        7,740              -         28,443          225  (4)        28,668
   Occupancy and equipment                         5,178        1,748              -          6,926            -              6,926
   Data and check processing                       1,657          106              -          1,763            -              1,763
   Advertising and promotion                       2,923          311              -          3,234            -              3,234
   Professional fees                               1,443          282              -          1,725            -              1,725
   Amortization of core deposit intangible           438            -          2,228          2,666            -  (5)         2,666
   Other                                           4,448        3,166              -          7,614            -              7,614
                                             -----------     --------      ---------    -----------    ---------        -----------
      Total non-interest expense                  36,790       13,353          2,228         52,371          225             52,596
                                             -----------     --------      ---------    -----------    ---------        -----------
Net Income Before Taxes                           17,595        4,593         (3,492)        18,696          629             19,325

Provision for Income Tax                           6,344        1,917         (1,397)         6,864          252              7,116
                                             -----------     --------      ---------    -----------    ---------        -----------
      Net Income                             $    11,251     $  2,676      $  (2,095)   $    11,832    $     377        $    12,209
                                             ===========     ========      =========    ===========    =========        ===========
Earnings per share:
     Basic                                   $      0.30     $   0.07                   $      0.32                     $      0.33
     Diluted                                 $      0.30     $   0.07                   $      0.31                     $      0.32


     Footnotes to Pro Forma Consolidated Financial Statements

Balance Sheet- Purchase Adjustments

(1) Represents the funds used to complete the cash portion ($36.773 million) of the acquisition purchase price paid from securities held for sale, along with pre-tax acquisition and integration expenses of $8.8 million.
(2) Represents the estimated fair value adjustments relating to the loan and time deposits portfolios. The estimated lives of the portfolios are approximately 5.4 years and 2.8 years, respectively. The adjustments are assumed to amortize over the remaining lives of the underlying asset or liability on an accelerated basis.
(3) Represents the estimated fair market value adjustment relating to premises and equipment. The adjustment is assumed to amortize on a straight-line basis over the remaining useful lives of the underlying assets.
(4) Represents the estimate of the excess of the total direct acquisition costs over the estimated fair value of the net assets acquired based upon currently available information. Goodwill is expected to be tested for impairment annually with impairment losses, if any, charged to expense if and when they occur.
(5) Represents the estimated fair market value adjustment relating to the future economic benefit of the acquired core deposits. The adjustment is assumed to amortize to expense on an accelerated basis over its estimated life of approximately 7.6 years.
(7) Represents the net deferred tax liability recorded at a marginal rate of 40.0% for the tax effect on the fair market value adjustments.
(9) Represents the elimination of ENB's equity as of the date of the transaction and the issuance of 3,969,676 shares at $10.00 per share to complete the common stock portion of the acquisition purchase price.

Balance Sheet-Conversion Adjustments

(1) Represents the cash payment of the offering expenses, a $1.0 million cash contribution to the charitable foundation, the purchase of 98,451 shares @ $10.00 per share for Provident's 401K plan and the refund of subscriptions over the adjusted maximum.
(2) Represents the charge to customer accounts for the processing of common stock subscriptions.
(6) Represents the deferred tax asset resulting from the aggregate contribution to the charitable foundation.
(8) Represents the completion of the stock offering and the processing of the funds received for the purchase of common stock.
(9) Represents the restructuring of and net increase to Provident's capital structure as a result of the completion of the stock offering at the adjusted maximum level.

Income Statements - Purchase Adjustments

The pro forma income statements assume that the acquisition of E.N.B. Holding Company, Inc. was completed at the beginning of the periods presented.

(1) Represents the amortization of the purchase accounting adjustment using a level yield method over the estimated life of the related asset for the three months ended December 31, 2003 and for the year ended September 30, 2003 and December 31, 2003.
(2) Represents lost earnings on merger-related costs and 50% of the purchase price that was paid in cash ($36.773 million). A reinvestment rate of 1.09% was applied for the three months ended December 31, 2003 and for the year ended September 30, 2003 and December 31, 2003.
(3) Represents the amortization of the purchase accounting adjustment using a level yield method over the estimated life of the related liability for the three months ended December 31, 2003 and for the year ended September 30, 2003 and December 31, 2003.
(5) Represents the amortization on an accelerated basis of the intangible asset recorded. Amortization is based on estimated life of the asset and calculated for the three months ended December 31, 2003 and for the year ended September 30, 2003 and December 31, 2003

Income Statements - Conversion Adjustments

The pro forma income statements assume that the stock conversion of Provident Bancorp, Inc. was completed at the beginning of the periods presented.

(2) Represents income on adjusted net proceeds. A reinvestment rate of 1.09% was applied for the three months ended December 31, 2003 and for the year ended September 30, 2003 and December 31, 2003.
(4) Represents the expense associated with the employee stock ownership plan for the three months ended December 31, 2003 and for the year ended September 30, 2003 and December 31, 2003. The pro forma adjustments assume that the employee stock ownership plan shares are allocated in equal annual installments based on the number of loan repayment installments assumed to be paid by Provident Bank.